Exhibit 99.1

United Hydrogen Group Inc., a Comprehensive Hydrogen Solution Company in China, Announces Execution of Business Combination Agreement with Aimei Health Technology Co., Ltd to Become a Publicly Traded Company on Nasdaq

●	United Hydrogen Group Inc. is a comprehensive hydrogen solution company covering hydrogen energy producing, storage and transportation, hydrogen equipment, and hydrogen logistic applications, helping clients fulfill their zero carbon business targets.

●	United Hydrogen Group Inc. generated revenue of approximately US$13.1 million in 2023 (unaudited). Revenue in 2023 increased by 144% compared to revenue in 2022.

●	The proposed transaction values the combined company at an estimated enterprise value on a pro-forma basis of approximately US$1.6 billion, assuming no redemptions by Aimei Health Technology Co., Ltd’s shareholders.

Shanghai, China — June 20th, 2024 — United Hydrogen Group Inc. (“United Hydrogen” or the “Company”), a comprehensive hydrogen solution company, and Aimei Health Technology Co., Ltd (“AFJK”) (Nasdaq: AFJK, AFJKU, AFJKR), a Cayman Islands special purpose acquisition company, announced that they entered into a definitive business combination agreement (the “Business Combination Agreement”) for a business combination (the “Business Combination”). Upon the consummation of the Business Combination, United Hydrogen will operate through a publicly-traded holding company listed on the Nasdaq Stock Market.

Founded in Shanghai in 2017, United Hydrogen is a comprehensive hydrogen solution provider bridging the hydrogen value chain from energy production to innovative applications. The Company offers various solutions from energy generation, storage, transportation to business applications. United Hydrogen is committed to delivering sustainable, efficient, and integrated hydrogen solutions for a cleaner and brighter future, helping the clients realize their green, zero carbon business targets.

United Hydrogen believes that it maintains a competitive edge and quick growth in the engaged clients’ pool. As the government and top tier companies are paying greater attention to green energy and low-carbon economy, United Hydrogen expects a growth of business to attract more clients who are willing to shift from traditional energy to zero emission hydrogen power.

United Hydrogen leverages its flexible business model and value chain coverage to offer customized solutions to clients of different types with various business goals. The Company provides energy solutions that design, build and operate hydrogen facilities utilizing local industry advantages. It also offers various hydrogen storage and transportation solutions tailored to clients’ actual scenarios and specific needs. United Hydrogen also designs, sells or leases hydrogen powered material handling equipment to logistic players.

United Hydrogen builds strong partnerships with hydrogen industry leaders, adopting cutting edge technologies and leveraging key resources to empower its business capabilities. The Company also maintains an advanced digital system to track equipment status and manage business process to enhance security, improve efficiency, and reduce costs.

The Company attributes its industry coverage, flexible business model and operation capabilities as critical factors to its success. The management team owns rich experience and expertise in the hydrogen industry as well as diverse know-how in different domain applications.

“Our primary goal is to identify a company with an appealing business model, a solid history of successful operations, and strong potential for sustained growth. We are delighted to have discovered United Hydrogen. We are particularly impressed by their extensive knowledge and involvement in the hydrogen industry, which supports their comprehensive solutions. As leading global companies increasingly focus on green and zero-emission transformations, we anticipate that United Hydrogen will continue to expand in this significant and appealing market,” stated Xie Junheng, Chief Executive Officer of AFJK. “We look forward to completing this transaction, which will allow us to jointly enhance value for all stakeholders involved.”

Ma Xia, founder of United Hydrogen, commented: “United Hydrogen has been expanding alongside the hydrogen energy market for several years. Our mission, Living in Harmony with Nature, represents our consistent endeavor to build a clean and bright future. We have accumulated extensive knowledge and expertise across the entire hydrogen value chain, assisting clients from various sectors in achieving their green business objectives. Our comprehensive involvement from hydrogen production to end-user applications has led to consistent growth and performance. We are thrilled to partner with AFJK, as we have aligned visions for the market and business model. We are confident that the AFJK team will be instrumental in helping us achieve our long-term goals and success.”

Transaction Overview & Key Transaction Terms

●	The transaction values the combined company at an estimated equity value on a pro-forma basis of approximately US$1.6 billion, assuming no redemptions by AFJK’s public shareholders in connection with the transaction.

●	Upon consummation of the Business Combination, the securities of United Hydrogen Global Inc., a newly formed holding company (“Pubco”), will be traded on Nasdaq under a new ticket symbol. The outstanding shares of United Hydrogen and AFJK will be converted into the right to receive shares of Pubco.

●	As part of the transaction, United Hydrogen’s existing shareholders will roll 100% of their equity into Pubco. Assuming no redemptions by AFJK’s public shareholders, it is estimated that the current shareholders of United Hydrogen will own approximately 94% of the issued and outstanding shares in Pubco at the closing of the transaction.

●	The transaction has been approved by each of AFJK’s and United Hydrogen’s Board of Directors. The transaction is expected to close in the third quarter of 2024, subject to the approval of AFJK’s shareholders and United Hydrogen’s shareholders, respectively, and the satisfaction or waiver of other customary closing conditions.

●	Upon the closing of the Business Combination, United Hydrogen’s executive management team, led by founder and chief executive officer Xia Ma, will continue to lead the combined company.

The description of the Business Combination contained herein is only a summary and is qualified in its entirety by reference to the Business Combination Agreement, a copy of which will be filed by AFJK with the U.S. Securities and Exchange Commission (the “SEC”) as an exhibit to a Current Report on Form 8-K. In addition, Pubco intends to file a registration statement on Form F-4 with the SEC, which will include a proxy statement/prospectus, and will file other documents regarding the proposed Business Combination with the SEC.

Advisors

Hunter Taubman Fischer & Li LLC, Ogier (Cayman) LLP and Grandall Law Firm are acting as legal advisors to AFJK. MagStone Law, LLP, Harneys and Yongxing Law Firm are acting as legal advisors to United Hydrogen. Chain Stone Capital Limited (CTM) is acting as financial advisor to United Hydrogen.

About United Hydrogen

United Hydrogen, together with its affiliates, is a comprehensive hydrogen solution provider bridging the hydrogen value chain from energy production to innovative applications. Founded in Shanghai in 2017, the Company offers various solutions from energy generation, storage, transportation to business applications. United Hydrogen is committed to delivering sustainable, efficient, and integrated hydrogen solutions for a cleaner and brighter future, helping the clients realize their green, zero carbon business targets.

About Aimei Health Technology Co., Ltd

AFJK is a blank check company incorporated as a Cayman Islands exempted company with limited liability for the purpose of entering into a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or similar business combination with one or more businesses or entities. AFJK’s efforts to identify a prospective target business will not be limited to a particular industry or geographic region. However, AFJK will not consummate an initial business combination with any target company that conducts operations through variable interest entities.

Cautionary Note Regarding Forward-Looking Statements

Certain statements included in this press release are not historical facts but are forward-looking statements. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of other performance metrics and projections of market opportunity. These statements are based on various assumptions, whether or not identified in this press release and on the current expectations of AFJK’s and United Hydrogen’s respective management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of AFJK and United Hydrogen. Some important factors that could cause actual results to differ materially from those in any forward-looking statements could include changes in domestic and foreign business, market, financial, political and legal conditions.

These forward-looking statements are subject to a number of risks and uncertainties, including, the inability of the parties to successfully or timely consummate the Business Combination, including the risk that any required regulatory approvals (including all approvals necessary from the China Securities Regulatory Commission) are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the Business Combination, if not obtained; the failure to realize the anticipated benefits of the Business Combination; the ability of AFJK prior to the Business Combination, and the Pubco following completion of the Business Combination, to maintain (in the case of AFJK) and to obtain and maintain (in the case of the Pubco) the listing of AFJK’s shares prior to the Business Combination, and, following the Business Combination, the Pubco’s shares on Nasdaq; costs related to the Business Combination; the failure to satisfy the conditions to the consummation of the Business Combination, including the approval of the Business Combination Agreement by the shareholders of AFJK and United Hydrogen, the risk that the Business Combination may not be completed by the stated deadline and the potential failure to obtain an extension of the stated deadline; the inability to complete a PIPE transaction or other financing; the outcome of any legal proceedings that may be instituted against AFJK or United Hydrogen related to the Business Combination; the attraction and retention of qualified directors, officers, employees and key personnel of AFJK and United Hydrogen prior to the Business Combination, and the Pubco following the Business Combination; the ability of the Pubco to compete effectively in a highly competitive market; the ability to protect and enhance United Hydrogen’s corporate reputation and brand; the impact from future regulatory, judicial, and legislative changes in United Hydrogen’s industry; competition from larger companies that have greater resources, technology, relationships and/or expertise; future financial performance of the Pubco following the Business Combination, including the ability of future revenues to meet projected annual projections; the ability of Pubco to forecast and maintain an adequate rate of revenue growth and appropriately plan its expenses; the ability of the Pubco to generate sufficient revenue from each of its revenue streams; the ability of Pubco’s patents and patent applications to protect Pubco’s core technologies from competitors; Pubco’s ability to manage a complex set of marketing relationships and realize projected revenues from subscriptions, advertisements; product sales and/or services; United Hydrogen’s ability to execute its business plans and strategy; and those factors set forth in documents of AFJK or Pubco filed, or to be filed, with the SEC. You should carefully consider the foregoing factors and the other risks and uncertainties that will be described in the “Risk Factors” section of the registration statement on Form F-4 and related proxy statement and other documents to be filed by AFJK or Pubco from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. The foregoing list of risks is not exhaustive.

If any of these risks materialize or the underlying assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither AFJK nor United Hydrogen presently know or that AFJK or United Hydrogen currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect AFJK’s and United Hydrogen’s current expectations, plans and forecasts of future events and views as of the date of this press release. Nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements in this press release, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein and the risk factors of AFJK and United Hydrogen described above. AFJK and United Hydrogen anticipate that subsequent events and developments will cause their assessments to change. However, while AFJK and United Hydrogen may elect to update these forward-looking statements at some point in the future, they each specifically disclaim any obligation to do so, except as may be required by law. These forward-looking statements should not be relied upon as representing AFJK’s or United Hydrogen’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Participants in the Solicitation

AFJK and United Hydrogen and their respective directors and executive officers may be considered participants in the solicitation of proxies with respect to the proposed Business Combination described in this press release under the rules of the SEC. Information about the directors and executive officers of AFJK is set forth in AFJK’s final prospectus of AFJK filed with the SEC” (File No. 333-272230 ) on December 5, 2023, and in AFJK’s subsequent filings with the SEC, and is available free of charge at the SEC’s website at www.sec.gov. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the AFJK shareholders in connection with the proposed Business Combination will be set forth in the registration statement containing the proxy statement/prospectus on Form F-4 to be filed by Pubco with respect to the proposed Business Combination when it is filed with the SEC. These documents can be obtained free of charge from the sources indicated herein.

Important Information About the Business Combination and Where to Find It

In connection with the Business Combination described herein, AFJK and United Hydrogen intend to file relevant materials with the SEC, including a registration statement on Form F-4 to be filed by Pubco, which will include a proxy statement/prospectus. Security holders are encouraged to carefully review such information, including the risk factors and other disclosures therein. The proxy statement/prospectus will be sent to all shareholders of AFJK. AFJK and Pubco will also file other documents regarding the proposed Business Combination with the SEC. Before making any voting or investment decision, investors and security holders of AFJK are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed Business Combination as they become available because they will contain important information about the proposed Business Combination. When available, the proxy statement/prospectus and other relevant materials for the proposed Business Combination will be mailed to shareholders of AFJK as of a record date to be established for voting on the proposed Business Combination. Shareholders will also be able to obtain copies of the registration statement, the proxy statement/prospectus and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to the contacts mentioned below.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Non-Solicitation

This press release does not constitute, and should not be construed to be, a proxy statement or the solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination described herein and shall not constitute an offer to sell or a solicitation of an offer to buy any securities nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the U.S. Securities Act of 1933, as amended.

For investor and media inquiries, please contact:

Aimei Health Technology Co., Ltd

10 East 53rd Street, Suite 3001

New York, NY 10022

Attention: Junheng Xie

Email: Xiejunheng@aimeihealth.com

United Hydrogen Group Inc.

Room 1506, Building A, No. 719 Washan Road, Zhapu Town

Jiaxing, Zhejiang Province, China 314201

Attention: Paulin Zheng

Email: ir@unitedhy.com